UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Brookfield DTLA Fund Office Trust Investor Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36135	04-2616226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Vesey Street, 15th Floor, New York, NY	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 417-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
7.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	DTLA-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 8, 2022, Brookfield DTLA Fund Office Trust Investor Inc. (the “Company”) held the 2022 annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (1) elected each of the five (5) Company nominees to serve until the 2023 Annual Meeting of its stockholders and until their successors are duly elected and qualified and (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Each of the items considered at the Annual Meeting is described in further detail in the Company’s Information Statement filed with the U.S. Securities and Exchange Commission on September 23, 2022. The results of the voting on each matter, as certified by the Inspector of Election of the Annual Meeting, are set forth below.

Proposal 1. Votes regarding the election of the persons named below as directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified were as follows:

Nominee	For	Against	Abstaining	Broker Non- Votes
G. Mark Brown	1,000	0	0	0
Michelle L. Campbell	1,000	0	0	0
Murray Goldfarb	1,000	0	0	0
Ian Parker	1,000	0	0	0
Robert L. Stelzl	1,000	0	0	0

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as director until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Proposal 2. Votes regarding the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 were as follows:

For	Against	Abstaining
1,000	0	0

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was duly ratified by the Company’s stockholders.

No other business was brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

Date: November 8, 2022	By:	/s/ Michelle L. Campbell
	Name:	Michelle L. Campbell
	Title:	Senior Vice President & Secretary